UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2019
 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 8.01	Other Events.

On June 27, 2019, Regions Financial Corporation ("Regions" or the "Company") issued a press release announcing the authorization by Regions' Board of Directors of a common stock repurchase program that permits repurchases through the end of the second quarter of 2020 in an aggregate amount of up to $1.37 billion. The timing and exact amount of common stock repurchases is subject to the terms of Regions' capital plan, which includes a strategic goal to prudently manage Common Equity Tier 1 capital at 9.5%, and will be determined by a number of other factors, including actual loan growth, Regions' capital position and market conditions. Additionally, Regions’ Board of Directors will consider an increase in the quarterly common stock dividend, effective for the third quarter of 2019, at its regularly scheduled meeting in July 2019. The increased dividend, if approved by Regions’ Board of Directors, is expected to result in a dividend payout ratio within Regions’ stated target range of 35-45%.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description of Exhibit

99.1    Press Release of June 27, 2019

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the attached press release provided pursuant to Items
8.01 and 9.01 may contain forward-looking statements, which involve a number of risks and uncertainties. Regions cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information due to a number of factors, including those listed from time to time in reports that Regions files with the Securities and Exchange
Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2018, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: June 27, 2019